UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 30, 2007

CBRL GROUP, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.    Termination of a Material Definitive Agreement.

Reference is made to the Indenture, dated as of April 3, 2002 (the “Lyons Indenture”), among CBRL Group, Inc. (the “Company”), the guarantors named therein and U.S. Bank, National Association, as trustee, successor to Wachovia Bank, National Association, as trustee (filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended May 3, 2002 and incorporated herein by this reference), as amended by the first amendment, dated as of June 19, 2002 (filed as an exhibit to Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the fiscal year ended July 30, 2004 and incorporated herein by this reference), as further amended by the second amendment, dated as of July 30, 2004 (filed as an exhibit to Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the fiscal year ended July 30, 2004 and incorporated herein by this reference), as further amended by the third amendment, dated as of December 31, 2004 (incorporated by filed as an exhibit to the Company’s Quarterly Report on Form 10-Q the quarterly period ended January 28, 2005 and incorporated herein by this reference), and as further amended by the fourth amendment, dated as of January 28, 2005 (filed as an exhibit to the Company’s Current Report on Form 8-K under the Exchange Act filed on February 2, 2005 and incorporated herein by this reference) (the Lyon’s Indenture, as so amended, the “Old Note Indenture”) relating to the Company’s Liquid Yield Option Notes due 2032 (Zero Coupon—Senior) (the “Old Notes”).

Reference is also made to the Indenture, dated as of May 1, 2007 among the Company, the guarantors named therein and Regions Bank, as trustee (filed as Exhibit 99.2 to this the Company’s Current Report on Form 8-K.under the Exchange Act filed on May 2, 2007 and incorporated herein by this reference) (the “New Note Indenture”) relating to the Company’s Zero Coupon Senior Convertible Notes due 2032 (the “New Notes”).

On June 4, 2007 both the Old Notes and the New Notes were redeemed. As a result of those redemptions, both the Old Note Indenture and the New Note Indenture have been terminated.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information with respect to the Company’s Credit Agreement and Delayed Draw Term Facility set forth in Item 1.01 of the Company’s Current Report on Form 8-K dated April 27, 2006 and filed on May 3, 2006 is incorporated herein by reference. On May 4, 2007, the Company notified the Lenders under the Credit Agreement that it was borrowing $100 million. Those borrowings were incurred to finance, in part, the redemption of the Old Notes and the New Notes described above in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference and the repurchase of shares of the Company’s common stock that will be issued upon conversion of the Old Notes and the New Notes.

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Item 7.01.    Regulation FD Disclosure.

On June 5, 2007, the Company issued a press release, which is incorporated herein as Exhibit 99.3, announcing, as described in Item 2.04 above, that it had completed the redemption and of the Old Notes and the New Notes on June 4, 2007.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

      99.1    Press Release dated June 5, 2007 re note redemption.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2007	CBRL GROUP, INC.

	By:	/s/ N.B. Forrest Shoaf
	Name:	N.B. Forrest Shoaf
	Title:	Senior Vice President, Secretary
and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 5, 2007 re note redemption.

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